Nationwide Variable Insurance Trust
Sub-Item 77Q1:  Exhibits
6-30-17 Semi-Annual Report

a.
N/A

b.
N/A

c.
N/A

d.
N/A

e.
Copies of any new or amended Registrant investment advisory contracts:

1.
Investment Advisory Agreement among the Trust and Nationwide Fund
 Advisors ("NFA") dated May 1, 2007, previously filed as Exhibit EX-23.d.1 with the Trust's registration statement on April 30, 2007, is hereby incorporated by reference.

a.
Exhibit A to the Investment Advisory Agreement, effective May 1, 2007, as amended May 1, 2017, previously filed as Exhibit EX-28.d.1.b with the Trust's registration statement on April 19, 2017, is hereby incorporated by reference.

2.
Amended Subadvisory Agreement among the Trust, NFA and BlackRock
 Investment Management, LLC, dated May 1, 2007, as amended June 16, 2010, previously filed as Exhibit EX-28.d.2.g with the Trust's registration statement on September 14, 2010, is hereby incorporated by reference.

a.
Exhibit A, effective May 1, 2007, as amended January 10, 2017, to the Subadvisory Agreement among the Trust, NFA, and BlackRock Investment
 Management, LLC, previously filed as Exhibit EX-28.d.2.d.i with the Trust's registration statement on February 3, 2017, is hereby incorporated by reference.

3.
Amended and Restated Subadvisory Agreement among the Trust, NFA and
 Federated Investment Management Company, dated May 1, 2007, as amended and restated April 2, 2009, previously filed as Exhibit 23.d.2.d with the Trust's registration statement on April 24, 2009, is hereby incorporated by reference.

a.
Exhibit A, effective May 1, 2007, as amended March 9, 2017, to the Subadvisory Agreement among the Trust, NFA and Federated Investment
 Management Company, previously filed as Exhibit EX-28.d.2.a.i with the Trust's registration statement on April 19, 2017, is hereby incorporated by reference.

4.
Subadvisory Agreement among the Trust, NFA and Loomis Sayles & Co., L.P., previously filed as Exhibit EX-28.d.2.cc with the Trust's registration statement on April 19, 2017, is hereby incorporated by reference.

5.
Subadvisory Agreement among the Trust, NFA and Thompson, Siegel &
 Walmsley, LLC, dated March 24, 2008, previously filed as Exhibit
 23.d.2.x with the Trust's registration statement on March 27, 2008, is hereby incorporated by reference.

a.
Exhibit A, effective March 24, 2008, as amended June 14, 2017, to the Subadvisory Agreement among the Trust, NFA and Thompson, Siegel &
 Walmsley LLC, previously filed as Exhibit EX-28.d.2.k.i. with the Trust's registration statement on June 22, 2017, is hereby incorporated by reference.

f.
N/A

g.
N/A

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